UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08203

T. Rowe Price Quantitative Management Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Item 1. Report to Shareholders

QM U.S. Small & Mid-Cap Core Equity Fund	June 30, 2016

The views and opinions in this report were current as of June 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

This is our first report for the QM U.S. Small & Mid-Cap Core Equity Fund, which incepted on February 26, 2016, and we would like to welcome all shareholders. This fund, which is one of four quantitatively managed T. Rowe Price portfolios, invests in quality stocks of domestic small- and mid-cap companies—both growth and value—that feature a combination of relatively inexpensive valuations, strong profitability, and prudent allocation of capital. We expect to maintain a portfolio of approximately 350 companies, and we aim to outperform our benchmark, the Russell 2500 Index, through stock selection over time, rather than through sector allocations.

While our quantitatively managed small- and mid-cap core equity portfolio is built and managed somewhat differently from one that is based strictly on fundamental analysis of individual stocks, we believe this quantitative strategy could complement a fundamentally managed small- and mid-cap portfolio. The other quantitatively managed funds include the QM U.S. Small-Cap Growth Equity Fund (attractive domestic small-cap growth companies), QM Global Equity Fund (attractive stocks in developed and emerging markets), and QM U.S. Value Equity Fund (undervalued domestic large- and mid-cap companies).

OUR INVESTMENT APPROACH

Our suite of quantitatively managed mutual funds uses a multifactor stock selection process to identify attractive stocks in our opportunity set—in this case, domestic small- and mid-cap companies. Our stock selection approach reflects three of our quant team’s key investment convictions:

●	Stocks with lower valuations tend to outperform in every global universe. There are periods during the market cycle when stocks with lower valuations may underperform, but, over time, the evidence for value outperformance is convincing.

●	Quality stocks outperform, in part because, historically, they have tended to experience more moderate declines in down markets. Limiting portfolio losses in market downturns facilitates compounding, leading to stronger portfolio growth over time.

●	Firms that are profitable and good allocators of capital should be able to outperform over the long term.

WHAT WE SEEK: VALUE AND QUALITY

While each T. Rowe Price QM fund has a customized stock selection process, we focus most on identifying attractive stocks by looking at valuation and quality. We also include metrics that measure the capital allocation decisions of corporate managements. There is also an emphasis on buying stocks that the market recognizes as experiencing a change; company earnings estimate revisions and price changes (classified as momentum metrics in academic literature) are two of the metrics that capture market recognition. We weight valuation, cash flow generation, and capital allocation metrics heavily, which reflects our long-term orientation. We expect this should reduce our portfolio turnover and could help reduce taxable distributions. Finally, we tend to hold on to our winners rather than sell them too early.

In short, here are some of the most important factors we consider when ranking thousands of possible investments:

●	Value. We favor stocks that appear inexpensively valued relative to their respective industries and equity universes.
●	Quality. We seek companies with high-quality characteristics, which include a high return on capital employed, good earnings quality, and stability of earnings.
●	Cash Flows and Capital Deployment. We prefer companies that generate substantial free cash flow. Such companies have the potential to be self-financing and can continue to invest during periods when borrowing capital is not easy. We particularly like companies that use cash flows wisely in a manner that benefits shareholders—for example, by executing projects with an expected high return. Free cash flows also give companies the ability to buy back their stock, even in down markets, if management determines that is the best use of capital.

MARKET ENVIRONMENT AND FUND PERFORMANCE

Global equity markets were volatile throughout the first half of 2016 due to concerns about economic growth, especially in China, and sharp movements in commodity prices and currency exchange values. The fund’s late-February inception date was somewhat fortuitous: Domestic small- and mid-cap stocks had fallen sharply through mid-February, but they rallied through late June, in part, because of central bank stimulus measures in Japan and Europe and the U.S. Federal Reserve’s decision to delay additional interest rate increases. Near the end of June, global equities plunged in response to a referendum in which UK citizens voted in favor of leaving the European Union. As our reporting period ended, however, world markets rebounded amid hopes for new stimulus measures from central banks in the UK and elsewhere.

Your fund returned 10.60% during the brief period from its inception through June 30, 2016. (The fund’s I Class shares performed the same, but Advisor Class shares lagged a bit. Over longer periods, the performance of both classes is likely to vary due to different fee structures and other factors.) As shown in the Performance Comparison table, the fund lagged its benchmark, the Russell 2500 Index, but fared better than its Lipper peer group index. The fund’s underperformance versus the Russell index was due in part to the fact that lower-quality stocks rallied more than our portfolio of higher-quality stocks during the period.

PORTFOLIO REVIEW

As shown in the Portfolio Characteristics table on page 4, the fund’s fundamental characteristics had some similarities to those of the Russell 2500 Index. As of June 30, the projected earnings growth rate of our holdings matched that of the index, while the portfolio’s price-to-earnings (P/E) ratio was a little lower than that of the index. However, the historical earnings growth rate of our holdings was higher than those in the benchmark. Also, the fund’s return on equity (ROE), which measures how effectively and efficiently a company and its management are using stockholder investments, was materially higher than that of the benchmark. This is not surprising, as ROE is one of several important metrics that we consider when ranking current and potential portfolio holdings.

While we may occasionally have small overweights or underweights, we believe sector neutrality versus the benchmark helps us avoid risks due to large moves in any individual sector. Therefore, the fund’s sector allocations as of June 30 were fairly similar to those of the index. Another means of controlling risk is broad diversification: We had about 350 holdings at midyear, and the size of our largest positions was 0.6% of assets, as shown in the Twenty-Five Largest Holdings table on page 9. Position size depends on a stock’s valuation, riskiness, earnings stability, and quality. For example, we tend to have smaller positions in higher-risk companies, such as small-cap pharmaceuticals and biotechnology firms.

As you can see in the Industry Diversification table on page 10, our 25 largest industry allocations are, in most cases, not too dissimilar to those of the Russell index. Some of the most significant differences are our overweights to IT services, health care equipment and supplies, and diversified financial services companies. These overweights stem from our decision to invest in companies we’ve identified as having favorable attributes, such as attractive valuations, earnings quality, and high cash flows. Although real estate investment trusts (REITs) represent our largest industry allocation in absolute terms, we are underweighting them versus the index because our models have indicated that some, especially those with high dividend yields, are richly priced. Investors seeking high income in a low-yield world have driven valuations of some REITs to levels that our models consider unattractive.

OUTLOOK

The UK’s decision to leave the EU sent shockwaves throughout global financial markets. While equities reacted very negatively for a couple of days, they rebounded sharply as we finished the first half of 2016.

The direct implications for the U.S. appear to be minor, but there seems to be a consensus that this will cause global economic growth—especially in the UK and Continental Europe—to decelerate. One positive side effect of all these developments is a reduced likelihood of interest rate increases this year by the Federal Reserve. Continued low interest rates are likely to provide a boost to the housing market and consumer demand. The stubborn low-growth environment around the world is likely to further delay Fed rate hikes. Overseas, other central banks are expected to take all necessary measures to lessen the impact of any potential slowdown due to events in the UK.

Through our disciplined stock selection process, we continue to seek and invest in small- and mid-cap growth and value stocks with favorable attributes. We especially like high-quality stocks of companies that generate good cash flows and are judicious in deploying capital. We believe that such companies will distinguish themselves over time with superior performance relative to lower-quality businesses.

We are grateful for the confidence that our shareholders have in our investment management abilities. Thank you for investing with T. Rowe Price.

Respectfully submitted,

Boyko Atanassov
Chairman of the fund’s Investment Advisory Committee

July 25, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the U.S. stock market, such as when the U.S. financial markets decline, or because of factors that affect a particular company or industry.

Because the fund invests primarily in small and medium-sized companies, its share price could be more volatile than a fund that is exposed to only large companies. Small and medium-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. Smaller companies may have limited trading markets and tend to be more sensitive to changes in overall economic conditions.

The fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the advisor may not be successful in selecting companies for investment or determining the weighting of particular stocks in the fund’s portfolio. Any of these factors could cause the fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

GLOSSARY

Earnings growth rate – current fiscal year: Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price-to-earnings (P/E) ratio – 12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Return on equity (ROE) – current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 2500 Index: Tracks the performance of domestic small- and mid-cap stocks as defined by Russell. The index includes the 2,500 smallest companies in the broad Russell 3000 Index.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/16
Mid-America Apartment Communities	0.6%
VEREIT	0.6
Post Holdings	0.6
First Industrial Realty	0.6
Huntington Ingalls Industries	0.6
OGE Energy	0.6
Digital Realty Trust	0.6
Pinnacle West Capital	0.6
Empire State Realty Trust	0.5
Equity LifeStyle Properties	0.5
PS Business Parks	0.5
UGI	0.5
PNM Resources	0.5
Southwest Gas	0.5
CoreSite Realty	0.5
EPR Properties	0.5
DuPont Fabros Technology	0.5
Portland General Electric	0.5
Toro	0.5
Hologic	0.5
Vail Resorts	0.5
Saul Centers	0.5
Berry Plastics	0.5
Westrock	0.5
Packaging Corporation of America	0.5
Total	13.3%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 98.7%		
CONSUMER DISCRETIONARY 13.2%		
Auto Components 0.8%		
Cooper Tire	630	19
Lear	500	51
Tenneco (1)	830	38
		108
Automobiles 0.4%		
Thor Industries	840	54
		54
Diversified Consumer Services 1.1%		
Capella Education	520	27
Service Corporation International	2,360	64
ServiceMaster Global Holdings (1)	1,470	59
		150
Hotels, Restaurants & Leisure 3.5%		
Bloomin Brands	1,270	23
Brinker	770	35
Churchill Downs	380	48
Darden Restaurants	550	35
Denny's (1)	2,140	23
Diamond Resorts International (1)	670	20
Domino's Pizza	380	50
Jack in the Box	420	36
Papa John's International	720	49
Six Flags Entertainment	1,110	64
Vail Resorts	500	69
Wyndham Worldwide	450	32
		484
Household Durables 1.1%		
D. R. Horton	1,600	50
Helen of Troy Limited (1)	440	45

NVR (1)	34	61
		156
Internet & Catalog Retail 0.5%		
HSN	610	30
Liberty Ventures, Series A (1)	830	31
		61
Leisure Products 0.4%		
Brunswick	1,050	48
		48
Media 1.8%		
AMC Entertainment Holdings, Class A	1,240	34
AMC Networks, Class A (1)	700	43
Interpublic Group	2,820	65
Scripps Networks Interactive	470	29
Starz (1)	1,370	41
TEGNA	1,470	34
		246
Multiline Retail 0.4%		
Big Lots	530	26
Dillard's, Class A	360	22
		48
Specialty Retail 2.3%		
Burlington Stores (1)	695	46
Children's Place	360	29
CST Brands	1,090	47
Dick's Sporting Goods	740	33
Express (1)	1,420	21
Foot Locker	800	44
GNC Holdings	740	18
Michaels (1)	1,150	33
Sally Beauty Supply (1)	790	23

Williams-Sonoma	470	24
		318
Textiles, Apparel & Luxury Goods 0.9%		
Carters	380	41
Movado Group	540	12
Oxford Industries	350	20
Ralph Lauren	250	22
Steven Madden (1)	1,000	34
		129
Total Consumer Discretionary		1,802
CONSUMER STAPLES 4.0%		
Beverages 0.4%		
Boston Beer, Class A (1)	140	24
MGP Ingredients	740	28
		52
Food & Staples Retailing 0.6%		
Casey's General Stores	470	62
Ingles Markets, Class A	550	20
		82
Food Products 1.9%		
Flowers Foods	2,090	39
Fresh Del Monte Produce	630	34
Ingredion	210	27
J & J Snack Foods	180	22
John B Sanfilippo & Son	570	24
Pinnacle Foods	890	41
Post Holdings (1)	950	79
		266
Household Products 1.1%		
Central Garden & Pet, Class A (1)	1,630	36

Energizer Holdings	1,090	56
Spectrum Brands Holdings	460	55
		147
Total Consumer Staples		547
ENERGY 3.5%		
Energy Equipment & Services 1.0%		
FMC Technologies (1)	1,110	30
Helmerich & Payne	410	27
Oceaneering International	1,290	38
Oil States International (1)	1,020	34
		129
Oil, Gas & Consumable Fuels 2.5%		
Diamondback Energy (1)	710	65
EQT	670	52
Newfield Exploration (1)	1,200	53
Parsley Energy (1)	2,440	66
PDC Energy (1)	1,120	64
World Fuel Services	990	47
		347
Total Energy		476
FINANCIALS 24.4%		
Banks 5.8%		
Associated Banc-Corp	2,510	43
Banc of California	1,800	33
Berkshire Hills Bancorp	1,790	48
BOK Financial	690	43
Customers Bancorp (1)	1,840	46
East West Bancorp	1,630	56
Fidelity Southern	1,750	27
First Republic Bank	730	51

Fulton Financial	4,030	54
Hanmi Financial	1,930	45
Heartland Financial USA	1,520	54
Huntington Bancshares	6,090	55
Prosperity Bancshares	1,230	63
Signature Bank (1)	310	39
SVB Financial Group (1)	520	50
WesBanco	1,590	49
Zions Bancorporation	1,520	38
		794
Capital Markets 1.1%		
Affiliated Managers Group (1)	150	21
E*TRADE Financial (1)	1,820	43
Janus Capital Group	1,540	21
Lazard, Partnership, Class A	760	23
Raymond James Financial	470	23
SEI Investments	520	25
		156
Consumer Finance 0.4%		
Nelnet, Class A	600	21
SLM Corporation (1)	4,700	29
		50
Diversified Financial Services 1.8%		
CBOE Holdings	600	40
FactSet Research Systems	280	45
MarketAxess Holdings	370	54
MSCI, Class A	560	43
Nasdaq	970	63
		245
Insurance 4.2%		
American Financial Group	590	44
AmTrust Financial Services	880	22

Argo Group International Holdings	781	40
Aspen Insurance Holdings	1,190	55
Assurant	330	28
Assured Guaranty	2,150	55
Axis Capital Holdings	990	54
CNO Financial Group	1,510	26
Everest Reinsurance Holdings	270	49
FBL Financial, Class A	430	26
Hanover Insurance Group	430	36
Heritage Insurance Holdings	1,010	12
Horace Mann Educators	1,290	44
National Western Life, Class A	90	18
Old Republic International	1,870	36
Selective Insurance	880	34
		579
Real Estate Investment Trusts 10.5%		
CoreSite Realty, REIT	820	73
CubeSmart, REIT	1,990	62
Digital Realty Trust, REIT	700	76
DuPont Fabros Technology, REIT	1,520	72
Empire State Realty Trust, REIT	3,930	75
EPR Properties, REIT	900	73
Equity LifeStyle Properties, REIT	930	75
First Industrial Realty, REIT	2,780	77
Highwoods Properties, REIT	1,200	63
Hospitality Properties Trust, REIT	2,020	58
Lamar Advertising, REIT	550	37
LTC Properties, REIT	1,070	55
Mid-America Apartment Communities, REIT	770	82
Piedmont Office Realty Trust, Class A, REIT	3,120	67
PS Business Parks, REIT	700	74
Regency Centers, REIT	450	38
Ryman Hospitality Properties, REIT	1,110	56
Saul Centers, REIT	1,110	69

Sovran Self Storage, REIT	490	51
Summit Hotel Properties, REIT	4,710	62
Urstadt Biddle Properties, Class A, REIT	2,290	57
VEREIT, REIT	7,900	80
		1,432
Real Estate Management & Development 0.3%		
Jones Lang LaSalle	370	36
		36
Thrifts & Mortgage Finance 0.3%		
Radian	2,510	26
Walker & Dunlop (1)	1,000	23
		49
Total Financials		3,341
HEALTH CARE 12.4%		
Biotechnology 2.4%		
ACADIA Pharmaceuticals (1)	630	20
Acceleron Pharma (1)	200	7
Acorda Therapeutics (1)	200	5
Alkermes (1)	600	26
Alnylam Pharmaceuticals (1)	250	14
Bluebird Bio (1)	100	4
Cepheid (1)	300	9
Exelixis (1)	1,730	14
Genomic Health (1)	300	8
Incyte (1)	200	16
Insmed (1)	430	4
Ionis Pharmaceuticals (1)	530	12
Ligand Pharmaceuticals, Class B (1)	260	31
Medivation (1)	280	17
Neurocrine Biosciences (1)	520	24
Novavax (1)	1,960	14

Ophthotech (1)	230	12
OPKO Health (1)	1,050	10
Seattle Genetics (1)	470	19
Spark Therapeutics (1)	216	11
TESARO (1)	170	14
Ultragenyx Pharmaceutical (1)	200	10
United Therapeutics (1)	210	22
		323
Health Care Equipment & Supplies 4.4%		
Abiomed (1)	190	21
Align Technology (1)	560	45
ConMed	380	18
Cooper Companies	340	58
Dentsply Sirona	780	48
Dexcom (1)	310	25
Haemonetics (1)	770	22
Hill-Rom Holdings	840	42
Hologic (1)	2,010	70
ICU Medical (1)	210	24
IDEXX Laboratories (1)	370	34
Masimo (1)	690	36
Merit Medical Systems (1)	810	16
Natus Medical (1)	690	26
NuVasive (1)	360	22
ResMed	960	61
West Pharmaceutical Services	470	36
		604
Health Care Providers & Services 2.3%		
AmSurg, Class A (1)	380	29
Centene (1)	860	61
Chemed	200	27
LifePoint Health (1)	420	27
MEDNAX (1)	520	38

Therapeutics MD (1)	1,170	10
		191
Total Health Care		1,692
INDUSTRIALS & BUSINESS SERVICES 14.8%		
Aerospace & Defense 2.2%		
BWX Technologies	1,090	39
Harris	320	27
Huntington Ingalls Industries	460	77
Moog, Class A (1)	1,070	58
Spirit AeroSystems Holdings, Class A (1)	1,130	49
Teledyne Technologies (1)	490	48
		298
Airlines 0.5%		
Alaska Air Group	690	40
Allegiant Travel	200	31
		71
Building Products 0.9%		
Lennox International	360	51
Patrick Industries (1)	560	34
Universal Forest Products	410	38
		123
Commercial Services & Supplies 2.4%		
Acco Brands (1)	2,130	22
Clean Harbors (1)	340	18
Copart (1)	960	47
Deluxe	500	33
KAR Auction Services	1,200	50
Rollins	1,470	43
UniFirst	320	37
US Ecology	680	31

Waste Connections	730	53
		334
Construction & Engineering 0.6%		
EMCOR Group	930	46
Valmont Industries	270	36
		82
Electrical Equipment 0.9%		
AZZ	810	49
EnerSys	630	37
Regal Beloit	780	43
		129
Industrial Conglomerates 0.4%		
Carlisle Companies	490	52
		52
Machinery 4.6%		
Allison Transmission Holdings	2,210	62
Altra Industrial Motion	820	22
Barnes Group	1,110	37
Colfax (1)	1,000	27
Crane	800	45
Douglas Dynamics	1,180	30
Dover	500	35
Federal Signal	990	13
Hillenbrand	1,540	46
IDEX	460	38
Kadant	440	23
Lincoln Electric Holdings	590	35
Middleby (1)	340	39
Nordson	340	28
Rexnord (1)	1,600	31
Timken	730	22
Toro	790	70

Wabtec	440	31
		634
Marine 0.2%		
Matson	650	21
		21
Professional Services 0.9%		
Dun & Bradstreet	280	34
Exponent	570	33
Huron Consulting Group (1)	400	24
ManpowerGroup	570	37
		128
Road & Rail 0.7%		
AMERCO	90	34
Landstar System	330	23
Old Dominion Freight Line (1)	570	34
		91
Trading Companies & Distributors 0.5%		
HD Supply Holdings (1)	1,090	38
Kaman	590	25
		63
Total Industrials & Business Services		2,026
INFORMATION TECHNOLOGY 15.1%		
Communications Equipment 0.7%		
ARRIS International (1)	1,060	22
Brocade Communications Systems	2,190	20
Plantronics	830	37
Ubiquiti Networks (1)	560	22
		101

Electronic Equipment, Instruments & Components 1.0%		
Keysight Technologies (1)	1,150	33
MTS Systems	370	16
Synnex	470	45
Tech Data (1)	510	37
		131
Internet Software & Services 1.7%		
Envestnet (1)	670	22
j2 Global	500	32
LogMeIn (1)	490	31
Match, Class A (1)	2,100	32
NIC	1,380	30
Stamps.com (1)	320	28
VeriSign (1)	270	23
WebMD Health (1)	640	37
		235
IT Services 5.6%		
Amdocs	670	39
Black Knight Financial Services, Class A (1)	1,040	39
Booz Allen Hamilton	1,570	47
Broadridge Financial Solutions	970	63
Convergys	1,760	44
CoreLogic (1)	1,210	47
CSG Systems International	890	36
DST Systems	450	52
Gartner (1)	490	48
Global Payments	700	50
Jack Henry & Associates	560	49
Leidos Holdings	1,200	57
SAIC	870	51
Syntel (1)	870	39
Total System Services	1,060	56

Technology Hardware, Storage & Peripherals 0.3%		
Cray (1)	1,180	35
		35
Total Information Technology		2,074
MATERIALS 5.8%		
Chemicals 3.0%		
Cabot	620	28
Chase	400	24
GCP Applied Technologies (1)	1,800	47
H.B. Fuller	1,100	48
Ingevity (1)	200	7
Innospec	800	37
Minerals Technologies	680	39
Quaker Chemical	360	32
RPM	980	49
Scotts Miracle Gro	480	33
Valspar	380	41
Westlake Chemical	600	26
		411
Containers & Packaging 2.3%		
Avery Dennison	720	54
Berry Plastics (1)	1,760	68
Crown Holdings (1)	1,230	62
Packaging Corporation of America	1,010	68
Westrock	1,750	68
		320
Metals & Mining 0.4%		
Steel Dynamics	1,900	47
		47

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $12,918)	$	13,999
Receivable for shares sold		40
Due from affiliates		30
Dividends receivable		13
Other assets		13
Total assets		14,095
Liabilities		
Payable for investment securities purchased		359
Investment management fees payable		7
Due to affiliates		4
Other liabilities		45
Total liabilities		415
NET ASSETS	$	13,680
Net Assets Consist of:		
Undistributed net investment income	$	37
Accumulated undistributed net realized gain		13
Net unrealized gain		1,081
Paid-in capital applicable to 1,237,243 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized		12,549
NET ASSETS	$	13,680
NET ASSET VALUE PER SHARE		
Investor Class		
($13,126,995 / 1,187,153 shares outstanding)	$	11.06
Advisor Class		
($275,865 / 25,000 shares outstanding)	$	11.03
I Class		
($277,419 / 25,090 shares outstanding)	$	11.06

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Quantitative Management Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The QM U.S. Small & Mid-Cap Core Equity Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital. The fund has three classes of shares: the QM U.S. Small & Mid-Cap Core Equity Fund original share class, referred to in this report as the Investor Class, incepted on February 26, 2016; the QM U.S. Small & Mid-Cap Core Equity Fund–Advisor Class (Advisor Class), incepted on February 26, 2016; and the QM U.S. Small & Mid-Cap Core Equity Fund–I Class (I Class), incepted on February 26, 2016. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions, if any, are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets; during the period ended June 30, 2016, the Advisor Class incurred less than $1,000 in these fees.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs On June 30, 2016, all of the fund’s financial instruments were classified as Level 1, based on the inputs used to determine their fair values. There were no material transfers between Levels 1 and 2 during the period ended June 30, 2016.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $12,908,000 and $494,000, respectively, for the period ended June 30, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2016, the cost of investments for federal income tax purposes was $12,918,000. Net unrealized gain aggregated $1,081,000 at period-end, of which $1,315,000 related to appreciated investments and $234,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2016, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are also each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, borrowing-related expenses, taxes, brokerage commissions, and extraordinary expenses, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver. Pursuant to these agreements, $115,000 of expenses were waived/paid by Price Associates during the period ended June 30, 2016 and remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the period ended June 30, 2016, expenses incurred pursuant to these service agreements were $16,000 for Price Associates and less than $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2016, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 950,000 shares of the Investor Class, representing 80% of the Investor Class’s net assets, 25,000 shares of the Advisor Class, representing 100% of the Advisor Class’s net assets, and 25,000 shares of the I Class, representing 100% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the period ended June 30, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page

https://www3.troweprice.com/usis/corporate/en/utility/policies.html and scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 11, 2016, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board did not review the fund’s performance because the fund had only recently incepted on February 26, 2016.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the T. Rowe Price mutual funds, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. However, the Board did not review estimates of the profits realized from managing the fund in particular since it had only recently incepted.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to a contractual expense limitation on total expense ratio with respect to the Investor Class and Advisor Class and a contractual expense limitation on operating expenses with respect to the I Class). The Board concluded that the advisory fee structure for the fund is expected to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding overall industry trends in management fees and expenses and information regarding how the T. Rowe Price mutual funds compare with other funds in their peer groups. At the March 11, 2016, meeting, the Board did not review peer group comparisons specific to the fund due to its recent inception. However, the Board received such information at a meeting on October 19, 2015, at which the Board concluded that the fees to be paid by the fund are reasonable and approved the initial Advisory Contract for the fund.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, including the fact that the fund had been in operation for less than one month, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Quantitative Management Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date August 17, 2016